OMEGA PROTEIN®

Healthy Products for a Healthy World®

Investor Presentation December 6, 2011 Exhibit 99.1

The information presented herein may contain projections, predictions, estimates and other forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of
the Securities Exchange Act of 1934. Forward-looking statements will use words like “may,” “may not,”
“believes,” “do not believe,” “expects,” “do not expect,” “anticipate,” “does not anticipate,” and other similar expressions. Although the Company believes that its expectations are based on reasonable assumptions, we can give no assurance that these expectations will be realized. Important factors that could cause actual results to differ materially from those included in these forward looking statements include: (1) our ability to meet our raw material requirements through our annual menhaden harvest, which is subject to fluctuations due to natural conditions over which we have no control, such as varying fish population, fish oil yields, adverse weather conditions, oil spill impacts and disease; (2) the impact of laws and regulations that may be enacted that may restrict our operations or the sale of products; (3) the impact of worldwide supply and demand relationships on prices for our products; (4) our expectations regarding demand and pricing for our products proving to be incorrect; (5) fluctuations in the Company’s quarterly operating results due to the seasonality of our business and our deferral of inventory sales based on worldwide prices for competing products; (6) the effect of the Deepwater Horizon oil spill on our business, operations and fish catch; and (7) the business, operations, potential or prospects for our new
Cyvex Nutrition and InCon Processing subsidiaries, the dietary supplement market or the human health and wellness segment generally.
Forward Looking Statements

Presentation Overview 3 Investment Highlights Favorable Supply Demand Outlook Operational Overview Growth Initiatives Business Divisions Review Financial Highlights

Investment Highlights
Pure play on high quality protein ingredients and omega-3 fatty acids
Benefitting from increasing demand for nutritional ingredients and limited supply of fish meal and fish oil
Vertically integrated operations with significant barriers to entry
Strong 2010 financial performance
$168M revenue
$18M net income
Strong balance sheet

People (Billions)

U.S. Dollar

Million Metric Tons

Thousand Metric Tons

Global Demand for Meat
World Population
Standards of Living
Developing Countries* GDP per Capita (PPP)
* As defined by the World Bank- 2010-2011
300
250
200
150
100
50
0
+37%
+27%
+17%
1980
1990 2000 2010
Beef
Pork
Poultry
Other
Global Demand for Seafood
Growing Demand for Oil and Protein Around the World
5.60
5.80
6.00
6.20
6.40
6.60
6.80
7.00
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
1990 1992 1994 1996 1998 2000 2002 2004 2006 2008
0
2,000
4,000
6,000
8,000
10,000
12,000
1994 1996 1998 2000 2002 2004 2006
Global Aquaculture Consumption Total Wild Catch
Source:  World Population-
World Bank, 2011. http://search.worldbank.org/data?qterm=population&language=EN&format=html;
Standards of Living- World Bank, 2011 http://data.worldbank.org/indicator/NY.GDP.PCAP.CD ; Global Demand for Meat- Hartog, L. “Global Perspective on
Integrated Pork Production”. Presented at the London Swine Conference, England.2006

Thousand Metric Ton

Thousand Metric Ton

OMEGA PROTEIN

World Supply/Demand Imbalance
Global Fish Meal Production
Global Fish Oil Production
Source:  IFFO, 2010
6,240
6,201
5,292
6,226
5,868
5,092
5,052
4,972
4,775
4,134
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
1,132
946
1,006
1,129
988
983
1,061
1,056
1,031
889
0
200
400
600
800
1,000
1,200
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Our Business Fuels Healthy Living

Omega Protein
Corporation
Human Nutrition
Ingredients
Animal Nutrition
Ingredients
Plant Nutrition
Ingredients
Nutraceuticals
Functional Foods
Aquaculture Feed
Pet Food
Livestock Feed
Organic
Fruits and Vegetables

Reedville, VA
St. Louis, MO
Irvine, CA
Abbeville, LA
Moss Point, MS
Houston, TX
Avondale, LA
Cameron, LA
Cyvex Nutrition
Headquarters
Processing Facilities
Warehouses

OMEGA PROTEIN

Vertically Integrated: From Catch to Market

A sustainable
fishery
49 vessels and
34 spotter
planes
4 meal and oil
processing
plants
Fish oil refinery
and
concentrating
capability
Sales and
distribution network
into top
manufacturers

Focus on research and development
enhance production
improve health benefits of end
products
develop novel new products
Leverage customer relationships
Allocate funds based on return on capital
Additional product lines
Increase presence in human nutrition
Access opportunities in new markets
Add new customers in existing markets
Organic Growth Acquisitions
Growth Initiatives
Leverage existing protein and fatty acid platform to
expand line of nutritional ingredients

Thousand Metric Tons

Billion U.S. Dollar

Thousand Metric Tons

Animal Nutrition: Market is Growing
Global  Swine Production by Volume
Global Aquaculture Production by Volume
Global Pet food Market by Retail Sales
0
20,000
40,000
60,000
80,000
2000 2001 2002 2003 2004 2005 2006 2007 2008
$44
$46
$48
$50
$52
$54
$56
$58
$60
2004 2005 2006 2007 2008 2009 2010
0
30,000
60,000
90,000
120,000
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Source: Aquaculture-
FAO, 2011.  http://www.fao.org/figis/servlet/SQServlet?file=/usr/local/tomcat/FI/5.5.23/figis/webapps/figis/temp/hqp_5836.xml&outtype=html
Swine-
USDA. Foreign Agriculture Services. http://www.fas.usda.gov/dlp2/circular/1997/97-03/porkprod.htm
Petfood- http://www.graintec.com/fileadmin/templates/PDF/25thPres/OUTLOOK_PET_FOOD_Euromonitor_Lee_Linthicum.pdf

SMART BALANCE
Fat Free Milk
Omega-3s

GRANOLA FLATS
Almond Crunch

Million U.S. Dollar

OMEGA PROTEIN

Nutraceutical  Ingredients
• Diverse product set of
nutritional ingredients
•
Supply to the dietary
supplement
and functional
food markets
• Sales today represent a
fraction of the market
Source: “Global Nutrition Industry.” Nutrition Business Journal. March, 2010.
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Global Nutrition Industry
$50,000
$0
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
*2009-2014 are projections

Human Nutrition: Greatest Growth Potential

Animal Feed
6%
Pharma
2%
Infant/Clinical
6%
Supplements
62%
Functional
Foods
24%

Million U.S. Dollar
$1.9B
$2.9B

Million U.S. Dollar

OMEGA PROTEIN

Source: “Global Omega-3 Industry Report.” Frost & Sullivan. September 2009.; “Top 5 Supplements”. Consumer Lab.com. Survey, 2011
End Use Applications of EPA and DHA Oils (Metric Tons)
Global Omega-3 Dietary Supplement Sales U.S. Omega-3 Dietary Supplement Sales
Human Nutrition: Booming Supplement Market
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2007 2009
$-
$200
$400
$600
$800
$1,000
1995 1997 1999 2001 2003 2005 2007 2009

Founded in 1984
Located in Irvine, California
Selling focus: health and well-being
Strong customer relationships in the
dietary supplements industry
Focused on high-value, higher margin
products

Human Nutrition: Acquisitive Growth
Background
Transaction Rationale
Increase offering to the in human nutrition
industry
Provides access to the top dietary supplement
manufacturers
Adds established distribution network for
omega-3 fatty acids (fish oil)
Adds line of non-marine products
Supports shifting customer demand
B2B ingredient supplier

Privately held company founded in 1993
Located near Chicago
Strong technology base in molecular
distillation and purification of nutritional
compounds
Existing producer of high purity omega-3’s
Customer base includes numerous Fortune
500 companies

Human Nutrition: Acquisitive Growth
Transaction Rationale
Vertical Integration:  Fills gap in OME’s fish oil
value chain
Proven Assets:  Unique opportunity to acquire
molecular distillation capacity accompanied with
processing and product development expertise
Strengthens Distribution Channel: Broadens
product offerings, expands current customer
relationships and improves access to prospective
customers
Timing:  Acquisition provides immediate access;
avoids Greenfield construction delay
Background

Value Chain-Fish Oil for Human Nutrition
Refine Process
Harvest
Market &
Sell
(Cyvex)
Retail
Concen-
trate
(InCon)
Vertical integration allows Omega Protein to capture
additional value and further differentiate our fish oil

Plant Nutrition: Niche Opportunity

Source:  Omega Protein
OmegaGrow®
Organic fertilizer produces healthier, faster
growing plants
OmegaGrow® Plus
Provides the same benefits as OmegaGrow ®
but with 25% oil to enhance plant health and
fortification
Seacide®
Currently in process of bio-pesticide registration
Nutritive Products

Comprehensive In-House Research and Development Effort
Omega Protein Technology and Innovation Center
Supports Process Innovation
Enhances Menhaden Utilization
Provides for Novel Product Development
Benefits from Partnerships and Contracts with Universities
R&D Initiatives Support Growth
- Analytical Laboratory
- Pilot Plant from Oil Refinery
- AOCS/GOED certified for the analysis of marine oils
- Beverage and Emulsions Laboratory
- Commercial Kitchen and Bakery Laboratory

Greenland
RUSSIA
CANADA
UNITED
KAZAKHSTAN
MONGOLIA
ALGERIA
LIBYA
EGYPT
IRAN
INDIA
MALI
NIGER
CHAD
SUDAN
ETHIOPIA
SOMALIA
NIGERIA
VENEZUELA
COLOMBIA
BRAZIL
BOLIVIA
CHILE
ARGENTINA
DEMOCRATIC REPUBLIC OF THE CONGO
TANZANIA
ANGOLA
SOUTH AFRICA
SOUTH ATLANTIC OCEAN
AUSTRALIA
PAPUA NEW GUINEA
French Southern and Antarctic Lands

OMEGA PROTEIN

Global Distribution Network

Source:  Omega Protein
Canada = 8.0%
U.S. = 49.5%
Latin America = 6.8%
Europe = 11.7%
Asia = 24.0%
Optimize International Sales
Maximize Pricing
Enhance Margins
2010 exports= over 50% of sales

SMART BALANCE

SKRETTING

CKF
C.K. FOODS INC.

nutramax LABORATORIES, INC.
QUALITY BY DESIGN · PRODUCTS FOR LIFE

Nestlé PURINA
Unleash Your Potential

LAND O LAKES

Good For Life
IAMS

ADM

Cargill

RIDLEY FEED INGREDIENTS

Hill's SCIENCE DIET
VETERINARIAN RECOMMENDED

Pfizer

CINDY'S KITCHEN
ALL NATURAL

Nature's Value Inc.

EWOS

NBTY INC.

BioMar

ACCESS BUSINESS GROUP

LINNEA
QUALITY ASSURED

HUBBARD

Shaklee

OMEGA PROTEIN

Blue Chip Customers 19

Income Statement Financial Highlights
Gross Margin 2006-2010 (Million U.S. Dollars)
Revenue 2006-2010 (Million U.S. Dollars)

EBITDA 2006-2010 (Million U.S. Dollars)*
$21 $40 $37 $8 $45
15%
26%
21%
5%
27%
0%
10%
20%
30%
$0
$20
$40
$60
2006 2007 2008 2009 2010
EBITDA EBITDA Margin
Source:  Omega Protein
$325
$374
$465
$489
$539
$563
$654
$784
$947
$806
$1,036
$0
$200
$400
$600
$800
$1,000
$1,200
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
OME Revenue per Ton (U.S. Dollars)
*See Appendix 1 for a reconciliation for EBITDA to net income
2006 2007 2008 2009 2010
$140 $157 $177 $165 $168
$200
$150
$100
$50
$0
$23 $35 $43
$8
$49
17%
22%
24%
5%
29%
0%
10%
20%
30%
40%
$0
$20
$40
$60
2006 2007 2008 2009 2010
Gross Profit
Gross Margin

Balance Sheet Highlights
Cash Balance (Million U.S. Dollars)

Debt Balance (Million U.S. Dollars)
$8 $19 $14
$2
$20
$0
$5
$10
$15
$20
$25
2006 2007 2008 2009 2010
$75 $65 $61 $28 $35
3.6X
1.6X
1.7X
3.0X
0.8X
0.00
1.00
2.00
3.00
4.00
$0
$20
$40
$60
$80
2006 2007 2008 2009 2010
Debt Debt/EBITDA
Source:  Omega Protein

Investment Summary
1. Compelling fundamentals support increased demand for
high quality oil and protein
2. Vertically integrated operations from catch to distribution
3. Opportunities for organic growth through new product
development
4. Focus on acquisitions to expand product offerings and
enter new markets
5. Strong balance sheet with focus on creating
shareholder value

Appendix I

2006 2007 2008 2009 2010
Net Income (loss) 5 12 13 (6) 18
Reconciling items:
Interest expense 2 5 4 4 2
Income tax provision (benefit) 1 7 7 (3) 10
Depreciation and amortization 13 13 13 13 15
Debt refinancing costs - 3 - - -
Adjusted EBITDA 21 40 37 8 45
The following table provides a reconciliation of Adjusted EBITDA*, a non-GAAP (Generally Accepted
Accounting Principles) financial measure, to net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, for fiscal years ended December 31, 2006, 2007, 2008,
2009 and 2010:

Appendix I

*Adjusted EBITDA represents net income before interest expense, income tax, depreciation and amortization and debt financing costs. The Company has reported Adjusted EBITDA because it believes Adjusted EBITDA is a measure commonly reported and widely used by investors as an indicator of a company's operating performance. The Company believes Adjusted EBITDA assists such investors in comparing a company's performance on a consistent basis.
Adjusted EBITDA is not a calculation based on GAAP and should not be considered an alternative to net income in measuring our performance or used as an exclusive measure of cash flow because it does not consider the impact of working capital growth, capital expenditures, debt principal reductions and other sources and uses of cash which are disclosed in our consolidated statements of cash flows. Investors should carefully consider the specific items included in our computation of Adjusted EBITDA. While Adjusted EBITDA has been disclosed herein to permit a more complete comparative analysis of our operating performance relative to other companies, investors should be cautioned that
Adjusted EBITDA as reported by us may not be comparable in all instances to Adjusted EBITDA as reported by other companies. Adjusted EBITDA amounts may not be fully available for management's discretionary use, due to certain requirements to conserve funds for capital expenditures, debt service and other commitments, and therefore management relies primarily on our GAAP results. Adjusted EBITDA is not intended to represent net income as defined by GAAP and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by GAAP in the United States.